SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8 - K/A

                       CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 3,2001


                    Alfa International Corp.
________________________________________________________________
     (Exact name of registrant as specified in its charter)


     New Jersey                   0-17264             22-2216835
________________________________________________________________
(State or other                (Commission        (IRS Employer
jurisdiction of                 File Number)      Identification
incorporation)                                     Number)



          107 Industrial Drive, Jersey City, NJ       07305
________________________________________________________________
   (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code 201-332-2200
                                                   ____________



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Item 7.  Financial Statements and Exhibits
__________________________________________

     (a) and (b).   The financial statements and reports called
for by paragraph (a) and (b) of this Item are attached hereto.

     (c) A copy of the Agreement and Plan of Merger, dated as of August 31, 2001 by and among the Registrant, CSI and Contact, is attached hereto as Exhibit A.




                             SIGNATURES
                             __________


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 3, 2001


                          ALFA International Corp.
                          ________________________
                                 (Registrant)





                          BY: /s/ Frank J. Drohan
                              ____________________
                               Frank J. Drohan,
                               Chairman of the Board,
                               President and Chief
                               Executive Officer
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